SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549
                          _________________________

                                   FORM 8-K

                                CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the Securities
                             Exchange Act of 1934

                          _________________________

       Date of Report (date of earliest event reported):  April 16, 2003

                    MID-WISCONSIN FINANCIAL SERVICES, INC.

            (Exact name of registrant as specified in its charter)

         WISCONSIN              0-18542                 06-1169935
      (State or other       (Commission File          (IRS Employer
       jurisdiction of       Number)                   Identification
       incorporation)                                  Number)

                            132 WEST STATE STREET
                              MEDFORD, WI 54451

          (Address of principal executive offices, including Zip Code)

                               (715) 748-8300
              Registrant's telephone number, including area code


Item 5. Other Events and Regulation FD Disclosure.

On April 24, 2003, Mid-Wisconsin Financial Services, Inc. reported net earnings of $966,000 or $0.57 per share, for the first quarter ended March 31, 2003, as compared to net earnings of $1,100,000, or $0.65 per share, for the first quarter ended March 30, 2002.

Item 7. Financial Statements and Exhibits.

      (c) Exhibits.

          99.1 Press release dated April 24, 2003

Item 9. Regulation FD Disclosure

On April 24, 2003, Mid-Wisconsin Financial Services, Inc. issued a press release announcing its earnings for the first quarter ended March 31, 2003, a copy of which is attached hereto as Exhibit 99.1 and incorporated in this Item 9 by reference.

Item 12. Results of Operation and Financial Condition

On April 24, 2003, Mid-Wisconsin Financial Services, Inc. issued a press release announcing its earnings for the first quarter ended March 31, 2003, a copy of which is attached hereto as Exhibit 99.1 and incorporated in this Item 12 by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    MID-WISCONSIN FINANCIAL
                                    SERVICES, INC.



Date:  April 24, 2003               By: GENE C. KNOLL
                                        Gene C. Knoll
                                        President and Chief Executive Officer




                                  EXHIBIT INDEX
                                       to
                                    FORM 8-K
                                       of
                       MID-WISCONSIN FINANCIAL SERVICES, INC.
                                Dated April 24, 2003
                    Pursuant to Section 102(d) of Regulation S-T
                           (17 C.F.R. Section 232.102(d))




99.1 Press release dated April 24, 2003